SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report:  September 30, 2003
(Date of earliest event reported)

Commission File No. 333-102219

                       Banc of America Funding Corporation
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           Delaware                                   56-193-0085
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   (State of Incorporation)               (I.R.S. Employer Identification No.)


  214 North Tryon Street, Charlotte, NC                        28255
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  Address of principal executive offices                     (Zip Code)



                                 (704) 386-2400
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               Registrant's Telephone Number, including area code


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   (Former name, former address and former fiscal year, if changed since last report)

ITEM 5. Other Events

            On September 30, 2003, Banc of America Funding Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 2003-3, Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14, Class 1-A-15, Class 1-A-16, Class 1-A-17, Class 1-A-18, Class 1-A-19, Class 1-A-20, Class 1-A-21,
Class 1-A-22, Class 1-A-23, Class 1-A-24, Class 1-A-25, Class 1-A-26, Class 1-A-27, Class 1-A-28, Class 1-A-29, Class 1-A-30, Class 1-A-31, Class 1-A-32,
Class 1-A-33, Class 1-A-34, Class 1-A-35, Class 1-A-36, Class 1-A-37, Class 1-A-38, Class 1-A-39, Class 1-A-40, Class 1-A-41, Class 1-A-42, Class 1-A-43,
Class 1-A-44, Class 1-A-R, Class 1-A-MR, Class 1-A-LR, Class 1-A-WIO, Class 2-A-1, Class 2-A-WIO, Class A-PO, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $633,640,652.00. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated September 30, 2003, among the Registrant, Washington Mutual Mortgage Securities Corp., as master servicer and representing party, and Wells Fargo Bank Minnesota, National Association, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 2003-3, Class B-4, Class B-5 and Class B-6 Certificates, having an aggregate initial principal balance of $2,865,307.00 (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

            As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.55% undivided interest in a trust (the "Trust"), consisting principally of two pools of fixed interest rate, conventional, monthly pay, fully-amortizing, one- to four-family residential first mortgage loans. The remaining undivided interests in the Trust are evidenced by the Private Certificates distributions on which are subordinated to distributions on the Offered Certificates.

            Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

            Elections will be made to treat the Trust as three separate REMICs for federal income tax purposes (the "Upper-Tier REMIC," "Middle-Tier REMIC" and "Lower-Tier REMIC" and each, a "REMIC"). The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14,
Class 1-A-15, Class 1-A-16, Class 1-A-17, Class 1-A-18, Class 1-A-19, Class 1-A-20, Class 1-A-21, Class 1-A-22, Class 1-A-23, Class 1-A-24, Class 1-A-25,
Class 1-A-26, Class 1-A-27, Class 1-A-28, Class 1-A-29, Class 1-A-30, Class 1-A-31, Class 1-A-32, Class 1-A-33, Class 1-A-34, Class 1-A-35, Class 1-A-36,
Class 1-A-37, Class 1-A-38, Class 1-A-39, Class 1-A-40, Class 1-A-41, Class 1-A-42, Class 1-A-43, Class 1-A-44, Class 1-A-R, Class 1-A-MR, Class 1-A-LR, Class 1-A-WIO, Class 2-A-1, Class 2-A-2, Class 2-A-WIO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates and each Component of the Class A-PO Certificates will be treated as "regular interests" in the REMIC and the Class 1-A-R, Class 1-A-MR and Class 1-A-LR Certificates will be treated as the "residual interest" in the Upper-Tier REMIC, the Middle-Tier REMIC and the Lower-Tier REMIC, respectively.

ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------

      (EX-4) Pooling and Servicing Agreement, dated September 30, 2003, among Banc of America Funding Corporation, Washington Mutual Mortgage Securities Corp., as master servicer and representing party, and Wells Fargo Bank Minnesota, National Association, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BANC OF AMERICA FUNDING CORPORATION


September 30, 2003

                                    By:   /s/ Michael P. Schoffelen
                                       ---------------------------------------
                                       Name:  Michael P. Schoffelen
                                       Title: Senior Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.                 Description                           Electronic (E)
-----------                 -----------                           --------------

   (EX-4)                   Pooling and Servicing Agreement,         E
                            dated September 30, 2003 among
                            Banc of America Funding
                            Corporation, Washington Mutual
                            Mortgage Securities Corp., as
                            master servicer and representing
                            party, and Wells Fargo Bank
                            Minnesota, National Association,
                            as trustee.